                            FOR:   Jarden Corporation

                    APPROVED BY:   Martin E. Franklin
                                   Chairman and
                                   Chief Executive Officer
                                   914-967-9400

                        CONTACT:   Investor Relations:
                                   Suzanne Rosenberg/Melissa Myron/Athan Dounis
                                   Press: Evan Goetz/Jennifer McCullam
                                   212-850-5600


                JARDEN CORPORATION REPORTS THIRD QUARTER RESULTS
              ~ COMPANY ACHIEVES RECORD Q3 EPS OF $0.80 PER SHARE ~


         RYE, NY - OCTOBER 28, 2002 - JARDEN CORPORATION (NYSE:JAH) today reported record financial results for the third quarter and nine months ended September 30, 2002.

         For the third quarter, net sales were $110.4 million compared to $90.5 million for the same quarter last year. Current year results include the results of Tilia International, Inc. (Tilia) from April 1, 2002. Prior year results include the Company's Triangle and Trienda thermoformed plastics operations
(TPD), which were divested in the fourth quarter of 2001. Third quarter net income was $11.7 million, or $0.80 per fully diluted share, versus a net loss of $83.0 million, or $6.52 per fully diluted share, for the same quarter last year. Third quarter 2001 results include a loss on the sale of TPD of $119.7 million and special charges and reorganization expenses of $3.9 million.

         Martin E. Franklin, Chairman and Chief Executive Officer, commented, "Jarden reported record earnings for the quarter, despite the impact of unfavorable weather conditions on our home canning business and a difficult macro-economic environment. Our strong quarterly results were largely fueled by continued margin expansion resulting from the mix of sales within Jarden's consumer products group and control of the SG&A expenses, along with a solid performance by our materials based businesses. Particular credit goes to the Company's operating management teams for their outstanding performance this quarter, servicing our customers and controlling costs under difficult market conditions."

         For the first nine months of the year, net sales were $263.1 million, compared with $250.1 million in last year's comparable period. Net income was $27.0 million, or $1.89 per fully diluted share, versus a net loss of $78.2 million, or $6.15 per fully diluted share, last year. Net income for the first nine months of 2002 reflects a tax benefit resulting from the net release of a $4.9 million valuation allowance that had previously been established. Including the first quarter results of Tilia and excluding the effect of the release of the valuation allowance, net income for the first nine months of 2002 was $23.5 million, or $1.65 per fully diluted share.


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         All references to per share amounts reflect a two-for-one stock split that was effected during the second quarter of 2002.

         Mr. Franklin continued, "With favorable growth prospects and a strong financial position, we are confident that Jarden can continue to achieve solid results. The Company now has been through two successful quarters following the Tilia acquisition and we look forward to building on this positive momentum. Specifically, we are implementing a number of initiatives to drive internal growth including international expansion of our FoodSaver(R) brand, line extensions of existing products, and capitalizing on additional cross-selling opportunities within our consumer products group. We also continue to actively look for acquisition opportunities that fit within our growth strategy and, to this end, we have strengthened our balance sheet and now have $61 million in cash and equivalents on hand. Overall, we are pleased with our recent performance and remain committed to managing the business for long-term shareholder value."

         The Company will be holding a conference call at 9:45AM (EDT) today, October 28, 2002, to further discuss its results and respond to questions. The call will be accessible via a webcast through the Company's website at www.jarden.com.

         Jarden Corporation is a leading provider of niche consumer products used in home food preservation. Jarden's consumer products group is the U.S. market leader in home vacuum packaging systems and accessories, under the FoodSaver(R) brand and home canning and related products, primarily under the Ball(R), Kerr(R) and Bernardin(R) brands. Jarden's materials based group is the country's largest producer of zinc strip and manufactures plastics parts for other equipment manufacturers.



Note: This news release contains "forward-looking statements" within the meaning of the federal securities laws and is intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements regarding the outlook for Jarden's markets and the demand for its products. These projections and statements are based on management's estimates and assumptions with respect to future events and financial performance and are believed to be reasonable, though are inherently uncertain and difficult to predict. Actual results could differ materially from those projected as a result of certain factors. A discussion of factors that could cause results to vary are included in the Company's periodic and other reports filed with the Securities and Exchange Commission.





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JARDEN CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)


                                                                     Unaudited                               Unaudited
                                                                Three Months Ended                       Nine Months Ended
                                                         September 30,       September 30,       September 30,      September 30,
                                                             2002                 2001                2002              2001
                                                        ----------------------------------------------------------------------------
Net sales                                                  $110,398             $90,477           $ 263,075          $ 250,102

Costs and expenses:
  Cost of sales                                              61,886              68,299             159,790            188,312
  Selling, general and administrative expenses               24,887              14,352              57,811             40,626
  Goodwill amortization                                           -               1,626                   -              4,876
  Special charges (credits) and reorganization
  expenses                                                        -               3,901                   -                233
  Loss on divestiture of assets                                   -             119,725                   -            119,725
                                                        -------------       ------------         -----------        -----------
Earnings (loss) before interest, taxes and minority
  interest                                                   23,625            (117,426)             45,474           (103,670)
Interest expense, net                                         3,817               2,180               8,803              8,351
                                                        -------------       ------------         -----------        -----------
Income (loss) before taxes and minority interest             19,808            (119,606)             36,671           (112,021)
Income tax provision (benefit)                                8,076             (36,496)              9,660            (33,606)
Minority interest in consolidated subsidiary                      -                 (78)                  -               (256)
                                                        -------------       ------------         -----------        -----------
Net income (loss)                                           $11,732            $(83,032)           $ 27,011           $(78,159)
                                                        =============       ============         ===========        ===========

Basic earnings (loss) per share                             $  0.83             $ (6.52)            $  1.95           $  (6.15)
Diluted earnings (loss) per share                           $  0.80             $ (6.52)            $  1.89           $  (6.15)
Weighted average shares outstanding:
  Basic                                                      14,131              12,736              13,855             12,708
  Diluted                                                    14,695              12,736              14,271             12,708

Other Data:
  Depreciation and amortization                             $ 2,461             $ 5,432             $ 7,250           $ 16,268
  Capital expenditures                                      $ 1,909             $ 1,792             $ 4,972           $  8,343
  Earnings before interest, taxes, special charges
  (credits) and reorganization expenses, loss on
  divestiture of assets and depreciation and
  amortization                                              $26,086             $ 11,632            $52,724           $ 32,556


All earnings per share amounts have been adjusted to give effect to a 2-for-1 split of the Company's outstanding shares of common stock that was effected during the second quarter of 2002.









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JARDEN CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)


                                                                          Unaudited
                                                                        ----------------     ----------------
                                                                          September 30,         December 31,
                                                                              2002                 2001
                                                                        ----------------     ----------------
ASSETS
Current assets
  Cash and cash equivalents                                                 $60,925             $  6,376
  Accounts receivable, net                                                   41,149               13,628
  Income taxes receivable                                                     1,448               16,252
  Inventories, net                                                           49,852               26,994
  Deferred taxes on income                                                    6,383                4,832
  Other current assets                                                        7,281                3,134
                                                                        -------------        ------------
    Total current assets                                                    167,038               71,216
Noncurrent assets
Property, plant and equipment, net                                           43,766               43,543
Intangibles, net                                                            121,168               15,487
Deferred taxes on income                                                      2,165               25,417
Other assets                                                                 13,873                5,282
                                                                        -------------        ------------
Total assets                                                              $ 348,010            $ 160,945
                                                                        =============        ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Short-term debt and current portion of long-term debt                     $15,360             $ 28,500
  Accounts payable                                                           17,488               14,197
  Accrued salaries, wages and employee benefits                              12,244                9,252
  Other current liabilities                                                  21,842               11,232
                                                                        -------------        ------------
    Total current liabilities                                                66,934               63,181
                                                                        -------------        ------------
Noncurrent liabilities
  Long-term debt                                                            201,930               56,375
  Other noncurrent liabilities                                                9,357                6,260
                                                                        -------------        ------------
    Total noncurrent liabilities                                            211,287               62,635
                                                                        -------------        ------------
Stockholders' equity                                                         69,789               35,129
                                                                        -------------        ------------
Total liabilities and stockholders' equity                                $ 348,010            $ 160,945
                                                                        =============        ============


Note: Certain prior year amounts in the financial statements have been reclassified to conform to the 2002 presentation.






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JARDEN CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)


                                                                                       Unaudited
                                                                                   Nine Months Ended
                                                                         ---------------------------------------
                                                                            September 30,         September 30,
                                                                               2002                  2001
                                                                         -----------------     -----------------
Cash flows from operating activities
    Net income (loss)                                                         $27,011             $ (78,159)
    Reconciliation of net income to net cash provided by
        operating activities:
        Depreciation                                                            6,857                11,203
        Amortization                                                              393                 5,065
        Loss on divestiture of assets                                               -               119,725
        Special charges (credits) and reorganization expenses                       -                (3,750)
        Deferred employee benefits                                             (1,731)                  216
        Deferred income taxes                                                   9,349                     -
        Non-cash compensation expense                                             587                     -
        Non-cash interest expense                                               1,482                   333
        Other, net                                                                (21)                 (524)
    Changes in working capital components (including tax refunds of
         $38,458 in 2002)                                                      24,349               (11,338)
                                                                          -------------          ------------
        Net cash provided by operating activities                              68,276                42,771
                                                                          -------------          ------------

Cash flows from financing activities
     Proceeds from revolving credit borrowings                                 25,200                29,150
     Payments on revolving credit borrowings                                  (34,600)              (45,150)
     Proceeds from bond issuance                                              147,654                     -
     Payments on long-term debt                                               (76,725)              (19,027)
     Debt issue and amendment costs                                            (7,374)                 (637)
     Proceeds from issuance of senior long-term debt                           50,000                     -
     Other                                                                      8,175                   518
                                                                          -------------          ------------
        Net cash provided by (used in) financing activities                   112,330               (35,146)
                                                                          -------------          ------------

Cash flows from investing activities
    Additions to property, plant and equipment                                 (4,972)               (8,343)
    Acquisition of Tilia, net of cash acquired                               (121,085)                    -
    Proceeds from the surrender of insurance contracts                              -                 6,706
    Insurance proceeds from property casualty                                       -                 1,535
    Loans to former officers                                                        -                (4,059)
    Other, net                                                                      -                    61
                                                                          -------------          ------------
       Net cash used in investing activities                                 (126,057)               (4,100)
                                                                          -------------          ------------
Net increase in cash                                                           54,549                 3,525
Cash and cash equivalents, beginning of period                                  6,376                 3,303
                                                                          -------------          ------------
Cash and cash equivalents, end of period                                      $60,925               $ 6,828
                                                                          =============          ============


Note: Certain prior year amounts in the financial statements have been reclassified to conform to the 2002 presentation.